UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 21, 2008 (November 20, 2008)
HEALTHSPRING, INC.
(Exact name of registrant as specified in charter)

Delaware	001-32739	20-1821898
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

9009 Carothers Parkway
Suite 501
Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)
(615) 291-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 20, 2008, HealthSpring, Inc. (the “Company”) issued a press release announcing the retirement of Kevin M. McNamara, Executive Vice President and Chief Financial Officer of the Company, effective May 31, 2009. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description
99.1	Press Release issued by HealthSpring, Inc. dated November 20, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHSPRING, INC.
By:	/s/ J. Gentry Barden
J. Gentry Barden
Senior Vice President, General Counsel, and Secretary

Date: November 21, 2008